                                                                   EXHIBIT 10.19


                 SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE

                                   AGREEMENT



                         Dated as of September 17, 1999



                                     among



                            NET VALUE HOLDINGS, INC.



                                      and



        THE PURCHASERS EXECUTING THIS AGREEMENT AND LISTED ON EXHIBIT A
                                      AND
                    THOSE PURCHASERS, IF ANY, PARTICIPATING
                         IN THE SECOND TRANCHE CLOSING

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
ARTICLE I - Purchase and Sale of Preferred Stock                                                1
     Section 1.1   Purchase and Sale of Stock                                                   1
     Section 1.2   The Conversion Shares                                                        2
     Section 1.3   Purchase Price, Execution and Closing                                        2
     Section 1.4   Escrow.                                                                      2
     Section 1.5   Warrants.                                                                    3

ARTICLE II - Representations and Warranties                                                     5
     Section 2.1   Representation and Warranties of the Company                                 5
             (a)   Organization, Good Standing and Power                                        5
             (b)   Authorization; Enforcement                                                   5
             (c)   Capitalization                                                               5
             (d)   Issuance of Shares                                                           6
             (e)   No Conflicts                                                                 6
             (f)   Commission Documents, Financial Statements                                   7
             (g)   Subsidiaries                                                                 7
             (h)   No Material Adverse Change                                                   8
             (i)   No Undisclosed Liabilities                                                   8
             (j)   No Undisclosed Events or Circumstances                                       8
             (k)   Indebtedness                                                                 8
             (l)   Title to Assets                                                              8
             (m)   Actions Pending                                                              9
             (n)   Compliance with Law                                                          9
             (o)   Taxes                                                                        9
             (p)   Certain Fees                                                                 9
             (q)   Disclosure                                                                   10
             (r)   Operation of Business                                                        10
             (s)   Environmental Compliance                                                     10
             (t)   Books and Record Internal Accounting Controls                                11
             (u)   Material Agreements                                                          11
             (v)   Transactions with Affiliates                                                 11
             (w)   Securities Act of 1933                                                       11
             (x)   Governmental Approvals                                                       12
             (y)   Employees                                                                    12
             (z)   Absence of Certain Developments                                              12
             (aa)  Use of Proceeds                                                              14
             (ab)  Public Utility Holding Company Act and
                   Investment Company Act Status                                                14
             (ac)  ERISA                                                                        14
             (ad)  Dilutive Effect                                                              14
     Section 2.2   Representations and Warranties of the Purchasers                             14
             (a)   Organization and Standing of the Purchasers                                  15
             (b)   Authorization and Power                                                      15

          (c)      No Conflicts                                                                 15
          (d)      Acquisition for Investment                                                   15
          (e)      Accredited Purchasers                                                        16
          (f)      Rule 144                                                                     16
          (g)      [Intentionally Omitted.]                                                     16
          (h)      General                                                                      16
          (i)      Short Selling.                                                               16

ARTICLE III - Covenants                                                                         17
     Section 3.1   Securities Compliance                                                        17
     Section 3.2   Registration and Listing                                                     17
     Section 3.3   Inspection Rights                                                            17
     Section 3.4   Compliance with Laws                                                         18
     Section 3.5   Keeping of Records and Books of Account                                      18
     Section 3.6   Reporting Requirements                                                       18
     Section 3.7   Amendments                                                                   18
     Section 3.8   Other Agreements                                                             19
     Section 3.9   Distributions.                                                               19
     Section 3.10  Status of Dividends                                                          19
     Section 3.11  [Intentionally Omitted.]                                                     20
     Section 3.12  Regulation S                                                                 20
     Section 3.13  Restrictions on Subsequent Financings                                        20
     Section 3.14  Reservation of Shares                                                        22
     Section 3.15  Transfer Agent Instructions                                                  22
     Section 3.16  Transfer or Resale                                                           22
     Section 3.17  Short Selling.                                                               23

ARTICLE IV - Conditions                                                                         23
     Section 4.1   Conditions Precedent to the Obligation of the Company to
                   Sell the Shares at the First Tranche Closing                                 23
          (a)      Accuracy of Each First Tranche Purchaser's
                   Representations and Warranties                                               23
          (b)      Performance by the First Tranche Purchasers                                  23
          (c)      No Injunction                                                                24
     Section 4.2   Conditions Precedent to the Obligation of the Company
                   to Sell the Shares at the Second Tranche Closing                             24
          (a)      Accuracy of Each Second Tranche Purchaser's
                   Representations and Warranties                                               24
          (b)      Performance by the Second Tranche Purchasers                                 24
          (c)      No Injunction                                                                24
          (d)      Payment of Second Tranche Purchaser Prices                                   24
     Section 4.3   Conditions Precedent to the Obligation of the Purchasers to
                   Purchase the Shares at the First Tranche Closing                             24
          (a)      Accuracy of the Company's Representations
                   and Warranties                                                               25
          (b)      Performance by the Company                                                   25
          (c)      No Suspension, Etc                                                           25

            (d)    No Injunction                                                                25
            (e)    No Proceedings or Litigation                                                 25
            (f)    Certificate of Designation of Rights and Preferences                         25
            (g)    Opinion of Counsel, Etc.                                                     26
            (h)    Registration Rights Agreement                                                26
            (i)    Preferred Stock Certificates                                                 26
            (j)    Resolutions                                                                  26
            (k)    Reservation of Shares                                                        26
            (l)    Transfer Agent Instructions                                                  26
            (m)    Secretary's Certificate                                                      26
            (n)    Escrow Agreement                                                             27
            (o)    Officer's Certificate                                                        27
     Section 4.4   Conditions Precedent to the Obligation of the Purchasers
                   to Purchase the Shares at the Second Tranche Closing                         27
            (a)    Accuracy of the Company's Representations
                   and Warranties                                                               27
            (b)    Performance by the Company                                                   27
            (c)    No Suspension, Etc                                                           27
            (d)    No Injunction                                                                27
            (e)    No Proceedings or Litigation                                                 28
            (f)    Opinion of Counsel, Etc.                                                     28
            (g)    Preferred Stock Certificates                                                 28
            (h)    Resolutions                                                                  28
            (i)    Reservation of Shares                                                        28
            (j)    Secretary's Certificate                                                      28
            (k)    Officer's Certificate                                                        29
            (l)    Registration Statement                                                       29

ARTICLE V - Registration Rights                                                                 29

ARTICLE VI - Stock Certificate Legend                                                           29
     Section 6.1   Legend                                                                       29

ARTICLE VII - Termination                                                                       30
     Section 7.1   Termination by Mutual Consent                                                30
     Section 7.2   Other Termination                                                            30
     Section 7.3   Termination of Second Tranche Closing                                        31
     Section 7.4   Effect of Termination                                                        31

ARTICLE VIII - Indemnification                                                                  31
     Section 8.1   General Indemnity                                                            31
     Section 8.2   Indemnification Procedure                                                    31

ARTICLE IX - Miscellaneous                                                                      32
     Section 9.1   Fees and Expenses                                                            32
     Section 9.2   Specific Enforcement, Consent to Jurisdiction                                33
     Section 9.3   Entire Agreement; Amendment                                                  33
     Section 9.4   Notices                                                                      34
     Section 9.5   Waivers                                                                      34
     Section 9.6   Headings                                                                     35
     Section 9.7   Successors and Assigns                                                       35
     Section 9.8   No Third Party Beneficiaries                                                 35
     Section 9.9   Governing Law                                                                35
     Section 9.10  Survival                                                                     35
     Section 9.11  Counterparts                                                                 35
     Section 9.12. Publicity                                                                    36
     Section 9.13  Severability                                                                 36
     Section 9.14  Further Assurances                                                           36

                 SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE

                                   AGREEMENT

     This SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of September 17, 1999 by and among Net Value Holdings, Inc., a Delaware corporation (the "Company"), and each of the Purchasers of shares of Series B Convertible Preferred Stock of the Company executing this Agreement and whose names are set forth on Exhibit A hereto (individually, a "First Tranche Purchaser" and collectively, the "First Tranche Purchasers") and each of those Purchasers of shares of Series B Convertible Preferred Stock who purchase such shares pursuant to the Second Tranche Closing, if applicable (individually, a "Second Tranche Purchaser," and collectively, the "Second Tranche Purchasers"). Each of the First Tranche Purchasers and Second Tranche Purchasers is referred to herein as a "Purchaser" and are collectively referred to herein as the "Purchasers"; provided, however, if the Second Tranche Closing
                               --------  -------
does not occur, the term "Purchaser" shall only include a First Tranche Purchaser and the term "Purchasers" shall only include the First Tranche Purchasers. Prior to the Second Tranche Closing, if applicable, the Second Tranche Purchasers shall provide the Company with an Exhibit AA which shall set forth the names of the Second Tranche Purchasers and the number of shares of the Series B Convertible Preferred Stock each such Second Tranche Purchaser is purchasing.

     The parties hereto agree as follows:


                                   ARTICLE I

                     Purchase and Sale of Preferred Stock

     Section 1.1    Purchase and Sale of Stock.  Upon the following terms and
                    --------------------------
conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall purchase from the Company, shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "Preferred Shares"), and one callable and one non-callable Warrant A, Warrant B, Warrant C and Warrant D (singularly a "Warrant" and together, the "Warrants"), each in substantially the form attached hereto as Exhibit B, to purchase the Company's Common Stock, par value $.001 per share (the "Common Stock"). The Preferred Shares and the Warrants shall be funded in two tranches as agreed upon by the Company and the Purchasers. The designation, rights, preferences and other terms and provisions of the Series B Convertible Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock attached hereto as Exhibit C (the "Certificate of Designation"). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") or Section 4(2) of the Securities Act.

     Section 1.2    The Conversion Shares. The Company has authorized and has
                    ---------------------
reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock, to effect the conversion of the Preferred Shares and exercise of the Warrants. Any shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (and such shares when issued) are herein referred to as the "Conversion Shares" and the "Warrant Shares", respectively. The Preferred Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the "Shares".

     Section 1.3    Purchase Price, Execution and Closing. In consideration of
                    -------------------------------------
and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers and the Purchasers, severally but not jointly, agree to purchase the Preferred Shares set forth opposite their respective names on Exhibit A and Exhibit AA, as applicable, and Warrants exercisable for that number of Warrant Shares computed in accordance with Section 1.5. The aggregate purchase price of the Preferred Shares and the Warrants being acquired by each Purchaser is set forth opposite such Purchaser's name on Exhibit A and Exhibit AA, as applicable, (each a "Purchase Price", and collectively referred to as the "Purchase Prices"). Those Purchase Prices listed on Exhibit A hereto shall be the "First Tranche Purchase Prices" and those Purchase Prices listed on Exhibit AA, as applicable, shall be the "Second Tranche Purchase Prices." The closing of the purchase and sale of the first tranche (the "First Tranche Closing") of Preferred Shares and Warrants to be acquired by the Purchasers from the Company shall take place at the offices of Parker Chapin Flattau & Klimpl, LLP, at 10:00 a.m. eastern time (i) on September 17, 1999 or (ii) such other time and place or on such date as the Purchaser and the Company may agree upon (the "First Tranche Closing Date"), subject to the satisfaction (or waiver) of the applicable conditions set forth in Article IV hereof with respect to the First Tranche Closing. This Agreement shall be effective as of the First Tranche Closing Date. Subject to the satisfaction (or waiver) of the applicable conditions set forth on Article IV hereof with respect to the Second Tranche Closing, the closing of the purchase and sale of the second tranche (the "Second Tranche Closing" and as with the First Tranche Closing, a "Closing") of Preferred Shares and Warrants to be acquired by the Purchasers from the Company shall take place at the offices of Parker Chapin Flattau & Klimpl, LLP in New York, New York (i) as soon as practicable after the filing of the Registration Statement (as such term is defined in the Registration Rights Agreement), the date (the "Filing Date") of which is to be October 1, 1999 (such filing shall be confirmed by the Company by facsimile to the Escrow Agent and each of the Purchasers on the Filing Date) or
(ii) such other time and place or on such date as the Purchasers and the Company may agree upon (the "Second Tranche Closing Date" and as with the First Tranche Closing Date, a "Closing Date").

     Section 1.4    Escrow. On or before each of the Closing Dates, (a) the
                    ------
Company shall execute and deliver to the escrow agent (the "Escrow Agent") identified in the Escrow Agreement attached hereto as Exhibit D (the "Escrow Agreement") all applicable agreements, documents, instruments and writings required pursuant to (i) Section 4.3 in regard to the First Tranche Closing (collectively, the "First Tranche Company Closing Documents") or (ii) Section
4.4 in regard to the Second Tranche Closing (collectively, the "Second Tranche Company Closing Documents" and together with the First Tranche Company Closing Documents, the "Company Closing Documents"), to be delivered by the Company including, without limitation, certificates for the number and series of Preferred Shares set forth opposite each Purchaser's name on Exhibit A or Exhibit AA, as applicable, registered in such Purchaser's name and such Purchaser's Warrants and (b) each of the Purchasers shall pay by wire transfer of immediately available funds into escrow in accordance with the Escrow Agreement such Purchaser's Purchase Price and execute and deliver all applicable agreements, documents, instruments and writings required pursuant to (i) Section 4.1 in regard to the First Tranche Closing (collectively and together with such Purchaser's First Tranche Purchase Price, the "First Tranche Purchaser's Closing Documents") or (ii) Section 4.2 in regard to the Second Tranche Closing (collectively, and together with such Purchaser's Second Tranche Purchase Price, the "Second Tranche Purchaser's Closing Documents" and together with the First Tranche Purchaser's Closing Documents, and the Company Closing Documents, the "Closing Documents"), to be delivered by such Purchaser. In regard to the First Tranche Closing, the Escrow Agent shall give notice (an "Escrow Agent Notice") to the parties hereto when the Escrow Agent has received all of the First Tranche Company Closing Documents and First Tranche Purchaser's Closing Documents and shall deliver the First Tranche Company Closing Documents to the Purchasers and wire transfer the funds constituting the First Tranche Purchase Prices and deliver the other First Tranche Purchaser's Closing Documents to the Company pursuant to the terms of the Escrow Agreement. In regard to the Second Tranche Closing, the Escrow Agent shall give an Escrow Agent Notice to the parties hereto when the Escrow Agent has received all the Second Tranche Company Closing Documents and Second Tranche Purchaser's Closing Documents. The Company shall then give notice (the "Company Closing Notice") to the Escrow Agent and the Purchasers when all of the conditions set forth in Section 4.2 have been satisfied or waived and that it is ready to file the Registration Statement as soon as is practicable after receipt of the Purchaser Closing Notice (defined below) of each Purchaser. Each Purchaser shall give notice (each a "Purchaser Closing Notice") to the Company and the Escrow Agent that all of the conditions set forth in Section 4.4 have been satisfied or waived except for Section 4.4(l). Upon the filing of the Registration Statement, the Company shall give notice (the "Filing Notice") to the Escrow Agent and the Purchasers that such filing has occurred. As soon thereafter as is practicable on the Second Tranche Closing Date, the Escrow Agent shall deliver the Second Tranche Company Closing Documents to the Purchasers and wire transfer the funds constituting the Second Tranche Purchase Prices and deliver the other Second Tranche Purchaser's Closing Documents to the Company pursuant to the terms and conditions of the Escrow Agreement.

     Section 1.5    Warrants. At each Closing, the Company agrees to issue to
                    --------
the applicable Purchasers a non-callable and a callable Warrants A, Warrants B, Warrants C and Warrants D, representing the number of Warrant Shares as calculated pursuant to this Section 1.5. At each Closing, the Warrants issued to the Purchasers, collectively, shall be exercisable for that number of Warrant Shares equal to twenty-five percent (25%) of the quotient of: (i) the sum of the Purchase Prices (relating to such Closing) of the Purchasers and (ii) the initial Conversion Price (as such term is defined in Section 5(d) of the Certificate of Designation). The Warrant Shares subject to the Warrants being issued on each Closing Date shall be divided equally among the non-callable and callable Warrant As, Warrant Bs, Warrant Cs and Warrant Ds. Each Purchaser shall receive a non-callable and a callable Warrant A, Warrant B, Warrant C and Warrant D, each exercisable for that number of Warrant Shares computed by multiplying (a) the percentage computed by dividing such Purchaser's Purchase Price by the sum of the Purchase Prices (relating to such Closing) of all of the Purchasers (relating to such Closing) by (b) the product of multiplying .125 by the aggregate number of Warrant Shares (relating to such Closing). Each of the Warrants shall be exercisable for five (5) years from the Closing Date on which such Warrant is issued and the exercise price of each of the Warrants shall be as follows:

--------------------------------------------------------------------------------
Type of Warrant                    Exercise Price
--------------------------------------------------------------------------------
Warrant A                110% of the initial Conversion Price
--------------------------------------------------------------------------------
Warrant B                120% of the initial Conversion Price
--------------------------------------------------------------------------------
Warrant C                130% of the initial Conversion Price
--------------------------------------------------------------------------------
Warrant D                140% of the initial Conversion Price
--------------------------------------------------------------------------------

The calculation of the Warrant Shares for which any Warrants are exercisable under this Section 1.5 shall be referred to herein as the "Warrant Calculation."

     In the case where a Purchaser receiving Warrants representing Warrant Shares at the First Tranche Closing would have received more Warrant Shares for such Warrants if the number of Warrant Shares represented by such Warrants had been calculated pursuant to the Warrant Calculation at the Second Tranche Closing, such Purchaser shall be entitled to exchange such Warrants received pursuant to the First Tranche Closing for Warrants (the "Exchange Warrants") which represent the number of Warrant Shares as calculated pursuant to the Warrant Calculation at the Second Tranche Closing. In such case, the Warrant Calculation for all Warrants issued in connection with the Second Tranche Closing and Exchange Warrants shall be made as if the Closings had occurred on the same Closing Date. If any Purchaser shall be entitled to Exchange Warrants, the Company shall have three (3) Trading Days (as such term is defined in the Warrant) from the date on which the Company shall be in receipt of the original Warrants of a Purchaser to deliver to such Purchaser Exchange Warrants. The Company agrees that if the Company fails to delivery to any applicable Purchaser Exchange Warrants pursuant to the delivery requirements of this Section 1.5, any such Purchaser shall be entitled to an injunction or injunctions to prevent or cure breaches and to enforce specifically the terms and provisions of this
Section 1.5, this being in addition to any other remedy to which any such Purchaser may be entitled by law or equity.

                                  ARTICLE II

                        Representations and Warranties

     Section 2.1    Representation and Warranties of the Company. The Company
                    --------------------------------------------
hereby makes the following representations and warranties to the Purchasers:

          (a)  Organization, Good Standing and Power. The Company is a
               -------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any subsidiaries or securities of any kind in any other entity except as set forth in Schedule 2.1(a) hereto.
                                                    ---------------
Except as set forth on Schedule 2.1(a) hereto, the Company and
                       ---------------
each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined hereinafter) on the Company's financial condition. For the purposes of this Agreement, "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the Company or its subsidiaries and which is material to such entity or other entities controlling or controlled by such entity.

          (b)  Authorization; Enforcement. The Company has the requisite
               --------------------------
corporate power and authority to enter into and perform this Agreement, the Escrow Agreement, the Transfer Agent Instructions (as defined in Section 3.15), Registration Rights Agreement attached hereto as Exhibit E (the "Registration Rights Agreement") and the Warrants (collectively, the "Transaction Documents") and to issue and sell the Shares in accordance with the terms hereof, the Certificate of Designation and the Warrants. The execution, delivery and performance of the Transaction Documents and the Certificate of Designation by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The Registration Rights Agreement will have been duly executed and delivered by the Company on or before the First Tranche Closing Date. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c)  Capitalization. The authorized capital stock of the Company and
               --------------
the shares thereof currently issued and outstanding as of September 17, 1999 are set forth on Schedule 2.1(c) hereto. All of the outstanding shares of Company's
             ---------------
Common Stock and Series A Convertible Preferred Stock have been duly and validly authorized. Except as set forth in this Agreement and the Registration Rights Agreement and as set forth on Schedule 2.1(c) hereto, no shares of Common Stock
                              ---------------
or any other securities issued by the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and the Registration Rights Agreement and as set forth on Schedule 2.1(c), there are no contracts,
                                     ---------------
commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule 2.1 (c) hereto, the Company is not a party to any agreement
            ----------------
granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on Schedule 2.1(c) hereto,
                                                         ---------------
the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to each of the Closings complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect on the Company's financial condition or operating results. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Articles"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

          (d)  Issuance of Shares. The Preferred Shares to be issued at each of
               ------------------
the Closings have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Preferred Shares shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences set forth in the Certificate of Designation. When the Conversion Shares and the Warrant Shares are issued in accordance with the terms of the Preferred Shares as set forth in the Certificate of Designation and the Warrants, respectively, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

          (e)  No Conflicts. The execution, delivery and performance of the
               ------------
Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designation and the consummation by the Company of the transactions contemplated herein and therein do not (i) violate any provision of the Company's Articles or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or the Certificate of Designation, or issue and sell the Preferred Shares, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Securities and Exchange Commission (the "Commission") or state securities administrators subsequent to any of the Closings, any registration statement which may be filed pursuant hereto, and the Certificate of Designation); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

          (f)  Commission Documents, Financial Statements. The Company has not
               ------------------------------------------
provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. The financial statements of the Company furnished to the Purchasers comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g)  Subsidiaries.  Schedule 2.1(g) hereto sets forth each subsidiary
               ------------   --------------
of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of the Company's ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. Except as disclosed on
Schedule 2.1(g), there are no outstanding preemptive, conversion or other
---------------
rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Except as set forth on Schedule 2.1(g), neither the Company nor any subsidiary is
                ---------------
subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

          (h)  No Material Adverse Change. Since June 30, 1999, the Company has
               --------------------------
not experienced or suffered any Material Adverse Effect, except as disclosed on
Schedule 2.1(h) hereto.
---------------

          (i)  No Undisclosed Liabilities. Except as disclosed on Schedule
               --------------------------                         --------
2.1(i) hereto, neither the Company nor any of its subsidiaries has any
------
liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its subsidiaries respective businesses since June 30, 1999 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

          (j)  No Undisclosed Events or Circumstances. No event or circumstance
               --------------------------------------
has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (k)  Indebtedness. Schedule 2.1(k) hereto sets forth as of the date
               ------------  ---------------
hereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $25,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed on Schedule 2.1(k), neither the Company nor any
                             ---------------
subsidiary is in default with respect to any Indebtedness.

          (l)  Title to Assets. Each of the Company and the subsidiaries has
               ---------------
good and marketable title to all of its real and personal property, free of any encumbrances, except for those indicated on Schedule 2.1(l) hereto or such that,
                                            ---------------
individually or in the aggregate, do not cause a Material Adverse Effect on the Company's financial condition or operating results. Except as described on
Schedule 2.1(l), all said leases of the Company and each of its subsidiaries are
---------------
valid and subsisting and in full force and effect.

          (m)  Actions Pending. There is no action, suit, claim, investigation
               ---------------
or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 2.1(m) hereto, there is no
                                          ---------------
action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any officers or directors of the Company or subsidiary in their capacities as such.

          (n)  Compliance with Law. The business of the Company and the
               -------------------
subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth on Schedule 2.1(n) hereto or such that,
                                   ---------------
individually or in the aggregate, do not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (o)  Taxes. Except as set forth on Schedule 2.1(o) hereto, the Company
               -----                         ---------------
and each of the subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable. Except as disclosed on Schedule 2.1(o)
                                                          ---------------
hereto, none of the federal income tax returns of the Company or any subsidiary has been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

          (p)  Certain Fees. The Company has not employed any broker or finder
               ------------
or incurred any liability for any brokerage or investment banking fees, commissions, finders' fees, financial advisory fees or other similar fees in connection with this Agreement, except as set forth on Schedule 2.1(p) hereto.
                                                       ---------------
All those entities listed on Schedule 2.1(p) hereto are broker/dealers (i)
                             ---------------
registered and in good standing with the National Association of Securities Dealers, Inc. and (ii) registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (q)  Disclosure. To the best of the Company's knowledge, neither this
               ----------
Agreement or the Schedules hereto nor any other documents, certificates or
                 ---------
instruments furnished to the Purchasers by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading; provided, however, that the Purchasers understand and agree that any
            --------  -------
and all drafts of the Registration Statement provided to them are incomplete drafts subject to completion.

          (r)  Operation of Business. The Company and each of the subsidiaries
               ---------------------
owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, including (but not limited to) those set forth on Schedule 2.1(r) hereto, and all rights with
                               ---------------
respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others except as disclosed on Schedule 2.1(r).
   ---------------

          (s)  Environmental Compliance. Except as disclosed on Schedule 2.1(s)
               ------------------------                         ---------------
hereto, the Company and each of its subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws.
Schedule 2.1(s) hereto sets forth all material permits, licenses and other
---------------
authorizations issued under any Environmental Laws to the Company or its subsidiaries. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except as set forth on Schedule 2.1(s) hereto, the Company has all necessary
                       ---------------
governmental approvals required under all Environmental Laws and used in its business or in the business of any of its subsidiaries. The Company and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or may violate any Environmental Law after the any of the Closings or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "Environmental Liabilities" means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) whether currently in existence or arising hereafter which arise under or relate to any Environmental Law.

          (t)  Books and Record Internal Accounting Controls.  The records and
               ---------------------------------------------
documents of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences.

          (u)  Material Agreements.  Except as set forth on Schedule 2.1(u)
               -------------------                          ---------------
hereto, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 or applicable form (collectively, "Material Agreements") if the Company or any subsidiary were registering securities under the Securities Act. Except as set forth on Schedule 2.1(u) hereto, the Company
                                           ---------------
and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. No written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company's Preferred Shares, other Preferred Stock, if any, or its Common Stock.

          (v)  Transactions with Affiliates.  Except as set forth on Schedule
               ----------------------------                          --------
2.1(v) hereto, there are no loans, leases, agreements, contracts, royalty
------
agreements, management contracts or arrangements or other continuing transactions exceeding $100,000 between (a) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning any capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

          (w)  Securities Act of 1933.  The Company has complied and will comply
               ----------------------
with all applicable Federal and state securities laws in connection with the offer, issuance and sale of the Preferred Shares and the Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Preferred Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of the Preferred Shares and the Warrants under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Preferred Shares and the Warrants.

          (x)  Governmental Approvals.  Except as set forth on Schedule 2.1(x)
               ----------------------                          ---------------
hereto, and except for the filing of any notice prior or subsequent to any of the Closings that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a registration statement or statements pursuant to the Registration Rights Agreement, and the filing of the Certificate of Designation with the Secretary of State for the State of Delaware, no authorization, consent, approval, license exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Preferred Shares, or for the performance by the Company of its obligations under the Transaction Documents or the Certificate of Designation.

          (y)  Employees.  Neither the Company nor any subsidiary has any
               ---------
collective bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 2.1(y) hereto. Except as set forth on Schedule
                       ---------------                                --------
2.1(y) hereto, neither the Company nor any subsidiary has any employment
------
contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary. Since June 30, 1999, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

          (z)  Absence of Certain Developments.  Except as provided in Schedule
               -------------------------------                         --------
2.1(z) hereto, since June 30, 1999, neither the Company nor any subsidiary has:
------

               (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

               (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;

               (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

               (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

               (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

               (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

               (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

               (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

               (ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

               (x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

               (xi) made charitable contributions or pledges in excess of $25,000;

               (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

               (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

               (xiv) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries; or

               (xv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

               (aa)    Use of Proceeds.  The proceeds from the sale of the
                       ---------------
Preferred Shares will be used by the Company for acquisitions and funding certain preexisting obligations as listed on Schedule 2.1(aa), working capital
                                             ----------------
and general corporate purposes.

               (ab)    Public Utility Holding Company Act and Investment Company
                       ---------------------------------------------------------
Act Status. The Company is not a "holding company" or a "public utility company"
----------
as short terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon each of the Closings will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

               (ac)    ERISA.  No liability to the Pension Benefit Guaranty
                       -----
Corporation has been incurred with respect to any Plan by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the issue and sale of the Preferred Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(ac), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

               (ad)    Dilutive Effect.  The Company understands and
                       ---------------
acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designation and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

     Section 2.2    Representations and Warranties of the Purchasers.  Each of
                    ------------------------------------------------
the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other
Purchaser:

               (a)  Organization and Standing of the Purchasers.  If the
                    -------------------------------------------
Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

               (b)  Authorization and Power.  The Purchaser has the requisite
                    -----------------------
power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement and to purchase the Preferred Shares and the Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Escrow Agreement and the documents contemplated hereby by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, company or partnership action (if the Purchaser is an entity), and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, members, managers or partners, as the case may be, is required. This Agreement, the Registration Rights Agreement and the Escrow Agreement will have been duly executed and delivered by the Purchasers on the Effective Date. Each of this Agreement, the Registration Rights Agreement and the Escrow Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, or similar laws relating to, or affecting generally the enforcement of, creditor's rights, remedies or by other equitable principles of general application.

               (c)  No Conflicts.  The execution, delivery and performance of
                    ------------
this Agreement, the Registration Rights Agreement, the Escrow Agreement and the documents contemplated hereby and thereby and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser's charter documents bylaws, partnership agreement, operating agreement or other organizational documents, or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which such Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement or the documents contemplated hereby and thereby or to purchase the Preferred Shares and the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

          (d)  Acquisition for Investment.  Such Purchaser is purchasing the
               --------------------------
Shares and the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Such Purchaser does not have a present intention to sell the Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares or the Warrants to or through any person or entity; provided, however, that by making the representations herein and
           --------  --------
subject to Section 2.2(f) below, such Purchaser does not agree to hold the Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Shares or the Warrants at any time in accordance with Federal securities laws applicable to such disposition. Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares or the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

          (e)  Accredited Purchasers.  Such Purchaser is an "accredited
               ---------------------
investor" as defined in Regulation D promulgated under the Securities Act and is a resident of the jurisdiction indicated on Exhibit A hereto.

          (f)  Rule 144.  Such Purchaser understands that the Shares and the
               --------
Warrants must be held indefinitely unless such Shares and the Warrants are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such person will be unable to sell any Shares and the Warrants without either registration under the Securities Act or the existence of another exemption from such registration requirement.

          (g)  [Intentionally Omitted.]

          (h)  General.  Such Purchaser understands that the Shares are being
               -------
offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares. Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Shares and the Warrants

          (i)  Short Selling.   During the period beginning five (5) Trading
               -------------
Days prior to a Closing Date (the "Pre-Closing Period") through such Closing Date, no Purchaser participating in such Closing Date or any person acting on behalf of such Purchaser has taken any action intended to decrease the Per Share Market Value (as defined in the Warrant) during the Pre-Closing Period. During the Pre-Closing Period, no Purchaser participating in such Closing Date or any person acting on behalf of such Purchaser effected any "short" sales in the Common Stock or borrowed shares or otherwise participated in any transaction which could be considered a "short sale" under the rules and regulations promulgated under the Exchange Act (a "Short Sale").


                                  ARTICLE III

                                   Covenants

     The Company covenants with each of the Purchasers, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein), and, with respect to Sections 3.16 and 3.17, each of the Purchasers covenants with the Company, which covenants are for the benefit of the Company and its permitted assignees (as defined herein), as follows:

     Section 3.1    Securities Compliance.
                    ---------------------

               (a) The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Preferred Shares, Warrants, Conversion Shares and Warrants Shares as may be required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Preferred Shares and the Warrant Shares to the Purchasers or subsequent holders.

               (b) The Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchasers set forth herein in order to determine the applicability of Federal and state securities laws exemptions and the suitability of such Purchasers to acquire the Shares and the Warrants.

     Section 3.2    Registration and Listing.  The Company will cause its Common
                    ------------------------
Stock to be registered under Sections 12(b) or 12(g) of the Exchange Act pursuant to the Registration Statement within 150 days of (a) the later of (i) the First Tranche Closing Date and (ii) the Second Tranche Closing Date, if applicable, and (b) the date which is within five (5) business days of the date on which the Commission informs the Company that it may request the acceleration of the effectiveness of the Registration Statement, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the over-the-counter electronic bulletin board.

     Section 3.3    Inspection Rights.  The Company shall permit, during normal
                    -----------------
business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees.

     Section 3.4    Compliance with Laws.  The Company shall comply, and cause
                    --------------------
each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

     Section 3.5    Keeping of Records and Books of Account.  The Company shall
                    ---------------------------------------
keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     Section 3.6    Reporting Requirements.  The Company shall furnish the
                    ----------------------
following, if and when applicable, to each Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding:

               (a) Quarterly Reports filed with the Commission on Form 10-Q or 10-QSB, as the case may be, as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of the Company;

               (b) Annual Reports filed with the Commission on Form 10-K or 10-KSB, as the case may be, as soon as available, and in any event within 90 days after the end of each fiscal year of the Company; and

               (c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

     Section 3.7    Amendments.  The Company shall not amend or waive any
                    ----------
provision of the Articles or Bylaws of the Company, or Registration Rights Agreement in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the holders of the Preferred Shares; provided, however, that this provision shall
                                 --------  -------
not apply to any amendment or waiver specifically permitted by the terms and provisions of the Certificate of Designation.

     Section 3.8    Other Agreements.  The Company shall not enter into any
                    ----------------
agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any subsidiary under any Transaction Document or the Certificate of Designation.

     Section 3.9    Distributions.   So long as any Preferred Shares or Warrants
                    -------------
remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company; provided, however, that this
                                               --------  -------
provision shall not apply to any transaction described in clauses (i) or (ii) above specifically permitted by the terms and provisions of the Certificate of Designation or Warrants.

     Section 3.10   Status of Dividends.  The Company covenants and agrees that
                    -------------------
(i) no Federal income tax return or claim for refund of Federal income tax or other submission to the Internal Revenue Service will adversely affect the Preferred Shares, any other series of its Preferred Stock, or the Common Stock, and any deduction shall not operate to jeopardize the availability to Purchasers of the dividends received deduction provided by Section 243(a)(1) of the Code or any successor provision, (ii) in no report to shareholders or to any governmental body having jurisdiction over the Company or otherwise will it treat the Preferred Shares other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so by GAAP (according to the Company's accountants), a governmental body having jurisdiction over the accounts of the Company or by a change in generally accepted accounting principles required as a result of action by an authoritative accounting standards setting body, and (iii) other than pursuant to this Agreement or the Certificate of Designation, it will take no action which would result in the dividends paid by the Company on the Preferred Shares out of the Company's current or accumulated earnings and profits being ineligible for the dividends received deduction provided by Section 243(a)(1) of the Code. The preceding sentence shall not be deemed to prevent the Company from designating the Preferred Stock as "Convertible Preferred Stock" in its annual and quarterly financial statements in accordance with its prior practice concerning other series of preferred stock of the Company. In the event that the Purchasers have reasonable cause to believe that dividends paid by the Company on the Preferred Shares out of the Company's current or accumulated earnings and profits will not be treated as eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision, the Company will, at the request of the Purchasers of 51% of the outstanding Preferred Shares, join with the Purchasers in the submission to the Service of a request for a ruling that dividends paid on the Shares will be so eligible for Federal income tax purposes. In addition, the Company will reasonably cooperate with the Purchasers (at Purchasers' expense) in any litigation, appeal or other proceeding challenging or contesting any ruling, technical advice, finding or determination that earnings and profits are not eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision to the extent that the position to be taken in any such litigation, appeal, or other proceeding is not contrary to any provision of the Code or incurred in connection with any such submission, litigation, appeal or other proceeding. Notwithstanding the foregoing, nothing herein contained shall be deemed to preclude the Company from claiming a deduction with respect to such dividends if (i) the Code shall hereafter be amended, or final Treasury regulations thereunder are issued or modified, to provide that dividends on the Preferred Shares or Conversion Shares should not be treated as dividends for Federal income tax purposes or that a deduction with respect to all or a portion of the dividends on the Shares is allowable for Federal income tax purposes, or (ii) in the absence of such an amendment, issuance or modification and after a submission of a request for ruling or technical advice, the service shall rule or advise that dividends on the shares should not be treated as dividends for Federal income tax purposes. If the Service determines that the Preferred Shares or Conversion Shares constitute debt, the Company may file protective claims for refund.

     Section 3.11   [Intentionally Omitted.]

     Section 3.12   Regulation S.  The Company covenants and agrees that if the
                    ------------
Company fails to register the Conversion Shares under the terms and conditions of the Registration Rights Agreement attached hereto as Exhibit E or such registration shall no longer be effective, then for so long as any of the Preferred Shares or Conversion Shares remain outstanding and continue to be "restricted securities" within the meaning of Rule 144 under the Securities Act, the Company shall, in order to permit resales of the Preferred Shares or Conversion Shares pursuant to Regulation S under the Securities Act, (a) continue to file all material required to be filed pursuant to Section 13(a) or 15(d) of the Exchange Act and (b) not knowingly engage in directed selling efforts in connection with the resale of securities by any Purchaser under Regulation S.

     Section 3.13   Restrictions on Subsequent Financings.  The Company
                    -------------------------------------
covenants and agrees that as long as there are any Preferred Shares outstanding, the Company with respect to any subsequent offer or sale to, or exchange with (or other type of distribution to), any third party (a "Subsequent Financing") of Common Stock or any securities convertible or exchangeable into Common Stock, including debt securities, (collectively, the "Financing Securities"), which shall include, through exercise, exchange, or conversion or otherwise, the offering, sale or distribution of Additional Shares of Common Stock or Common Stock Equivalents (as such terms are defined in Section 5(e) of the Certificate of Designation) at a price which is less than the Conversion Price, shall comply with the applicable terms and conditions (including but not limited to, those relating to adjustments to the conversion of the Preferred Shares and number of Conversion Shares) of Section 5(e) of the Certificate of Designation. Notwithstanding the foregoing, a Subsequent Financing shall not include: (i) any transaction involving the Company's issuances of any Financing Securities (other than for cash) (A) as consideration in a merger, consolidation or sale of assets, (B) in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital) or (C) in exchange for assets, stock or joint venture interest; (ii) the grant of any Financing Securities under any Company employee benefit plan stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees or directors; or (iii) any transaction entered into and completed on terms and conditions which contemplate the exchange, consideration or sale (or other type of distribution or payment, as applicable) of any Financing Securities at a price (as determined in a manner consistent with the Certificate of Designation) at or above the Conversion Price; (iv) any transaction what is disclosed on
Schedule 2.1(c) or Schedule 2.1(z); or (v) the issuance of securities upon
---------------    ---------------
exercise or conversion of the Preferred Shares or the Warrants; or (vi) any transaction (an "Alternative Transaction") involving the Company's issuance of any Financing Securities if the Second Tranche Closing has not occurred on or before October 1, 1999 (the "Drop Dead Date") or the Second Tranche Closing has occurred on or before the Drop Dead Date and the aggregate Purchase Prices delivered at the Second Tranche Closing is less than $3,000,000; provided that
                                                                 --------
the failure of the Second Tranche Closing to have occurred by the

Drop Dead Date is not due to the failure of Company's obligations pursuant to
Article IV of this Agreement, and further provided that any Alternative
                                  ------- --------
Transaction (A) is entered into and completed on terms and conditions which provide for the issuance or sale of any Financing Securities at a price (as determined in a manner consistent with the Certificate of Designation) at or above seventy percent (70%) of the Five Day Average Price (as defined in the Certificate of Designation) of the Common Stock immediately preceding the scheduled closing date of the Alternative Transaction as set forth in the Rights Notice (as defined below), (B) the closing date of such Alternative Transaction occurs on or before October 2, 2000, (C) the Company has complied with the First Refusal Rights (as defined below) in connection with such Alternative Transaction, and (D) the proceeds received by October 2, 2000 by the Company in connection with all such Alternative Transactions do not exceed, in the aggregate, the difference between $5,000,000 and the aggregate amount of the Purchase Prices received at the Closings (each of the transactions set forth in
(i)-(vi) of this Section 3.13 being a "Permitted Financing"); provided, however,
                                                              --------  -------
that any such Permitted Financing (other than an Alternative Transaction) is not subject to any term or condition which shall require the Company to file with the Commission a registration statement in respect of any Financing Securities prior to sixty (60) days after the Effectiveness Date (as defined in the Registration Rights Agreement), except as disclosed on Schedule 2.1(c) and
                                                       ---------------
Schedule 2.1(z) hereto. The Company will promptly notify the Purchasers in
---------------
writing of the terms and conditions of any proposed Subsequent Financing. The Company will not, directly or indirectly, conduct any proposed Alternative Transaction (other than an Alternative Transaction at a price (as determined in a manner consistent with the Certificate of Designation) at or above the Conversion Price) for any Alternative Transaction during the period beginning on the date hereof and ending on October 2, 2000, unless it shall have first delivered to Settondown Capital International, Ltd. or any of its assignees ("Settondown"), at least ten (10) Trading Days prior to the closing of such Alternative Transaction, a written notice (a "Rights Notice") describing, in reasonable detail, the proposed Alternative Transaction, the proposed closing date of the Alternative Transaction which shall be within (20) Trading Days from the date of the Rights Notice, including, without limitation, all of the terms and conditions thereof, and providing Settondown an option (the "Rights Option") during the ten (10) Trading Day period (the "Option Period") following delivery of the Rights Notice to purchase all of the securities being offered in such Alternative Transaction on the same, absolute terms and conditions as contemplated by such Alternative Transaction (the "First Refusal Rights"); provided that no Rights Notice may be delivered until October 4, 1999. Delivery
--------
of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Alternative Transaction, including, but not limited to, additional compensation based on changes in the Closing Bid Price (as defined in the Certificate of Designation) or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of an Alternative Financing. If the Company does not receive notice of exercise of the Rights Option from Settondown within the Option Period, the Company shall have the right to close the Alternative Transaction on the scheduled closing date with a third party; provided that all of the terms and conditions of such closing are
             --------
the same as those provided to Settondown in the Rights Notice. If the closing of the proposed Alternative Transaction does not occur on that date, any closing of the contemplated Alternative Transaction or any other Alternative Transaction shall be subject to all of the provisions of this Section 3.13, including, without limitation, the delivery of a new Rights Notice.

     Section 3.14   Reservation of Shares.  So long as any of the Preferred
                    ---------------------
Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than an aggregate of 1,100,000 Conversion Shares and Warrant Shares following the First Tranche Closing and an additional aggregate of 1,650,000 Conversion Shares and Warrant Shares following the Second Tranche Closing, if applicable.

     Section 3.15   Transfer Agent Instructions.  The Company shall issue
                    ---------------------------
irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants in the form of Exhibit F attached hereto (the "Irrevocable Transfer Agent Instructions").
Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 6.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.15 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.15 shall affect in any way each Purchaser's obligations and agreements set forth in Section 6.1 to comply with all applicable prospectus delivery requirements, if any, upon resale of the Shares. If a Purchaser transfers any Shares or Warrants in compliance with
Section 3.16, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.15 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.15 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.15, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     Section 3.16   Transfer or Resale.  Each Purchaser severally, and not
                    ------------------
jointly, understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Shares and the Warrants have not been and are not being registered under the Securities Act or any state securities laws, and agrees that the Shares and the Warrants may not be transferred unless (a) the resale of the Shares and Warrants has been registered thereunder; or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares and Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) the Shares and Warrants are sold under Rule 144 promulgated under the Securities Act (or a successor rule); and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the Registration Rights Agreement).

     Section 3.17   Short Selling. Each Purchaser, severally, and not jointly,
                    -------------
covenants and agrees that neither such Purchaser nor any person acting on behalf of such Purchaser shall effect any Short Sales in the Common Stock (i) during the ten (10) Trading Days immediately preceding the exercise of the Reset Option (as defined in the Certificate of Designation), if exercised, or (ii) if the bid price of the Common Stock is between $3.50 and $6.50 per share.


                                  ARTICLE IV

                                  Conditions

     Section 4.1    Conditions Precedent to the Obligation of the Company to
                    --------------------------------------------------------
Sell the Shares at the First Tranche Closing. The obligation hereunder of the
--------------------------------------------
Company to issue and sell the Preferred Shares and the Warrants to the First Tranche Purchasers is subject to the satisfaction or waiver, at or before the First Tranche Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a)       Accuracy of Each First Tranche Purchaser's Representations
                    ----------------------------------------------------------
and Warranties. The representations and warranties of each First Tranche
--------------
Purchaser shall be true and correct in all material respects as of the date when made and as of the First Tranche Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

          (b)       Performance by the First Tranche Purchasers. Each First
                    -------------------------------------------
Tranche Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the First Tranche Closing, including having paid by wire transfer of funds into escrow in accordance with this Agreement and the Escrow Agreement the Purchase Price set forth opposite such Purchaser's name on Exhibit A, such Purchaser shall have executed and delivered this Agreement, the Registration Rights Agreement and the Escrow Agreement to the Escrow Agent on behalf of the Company. The Escrow Agent shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Escrow Agreement to be performed, satisfied or complied with by the Escrow Agent at or prior to the First Tranche Closing, including delivery of all of the First Tranche Purchaser's Closing Documents to the Company.

          (c)       No Injunction. No statute, rule, regulation, executive
                    -------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     Section 4.2    Conditions Precedent to the Obligation of the Company to
                    --------------------------------------------------------
Sell the Shares at the Second Tranche Closing. The obligation hereunder of the
---------------------------------------------
Company to issue and sell the Preferred Shares and the Warrants to the Second Tranche Purchasers is subject to the satisfaction or waiver, at or before the Second Tranche Closing, of each of the conditions set forth below.

These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a)    Accuracy of Each Second Tranche Purchaser's Representations and
                 ---------------------------------------------------------------
Warranties.  The representations and warranties of each Second Tranche Purchaser
----------
shall be true and correct in all material respects as of the date when made and as of the Second Tranche Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

          (b)    Performance by the Second Tranche Purchasers.  Each Second
                 --------------------------------------------
Tranche Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Second Tranche Closing, including having paid by wire transfer of funds into escrow in accordance with this Agreement and the Escrow Agreement the Purchase Price set forth opposite such Purchaser's name on Exhibit AA, as applicable, such Purchaser shall have executed and delivered a counterpart to each of this Agreement, the Registration Rights Agreement and the Escrow Agreement to the Escrow Agent on behalf of the Company. Each of the Second Tranche Purchasers shall have delivered such Purchaser's Purchaser Closing Notice to the Company. The Escrow Agent shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Escrow Agreement to be performed, satisfied or complied with by the Escrow Agent at or prior to the Second Tranche Closing, including delivery of all of the Second Tranche Purchaser's Closing Documents to the Company.

          (c)    No Injunction.  No statute, rule, regulation, executive order,
                 -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d)    Payment of Second Tranche Purchaser Prices. The aggregate of
                 ------------------------------------------
all of the Second Tranche Purchase Prices shall not be less than $3,000,000.

     Section 4.3 Conditions Precedent to the Obligation of the Purchasers to
                 -----------------------------------------------------------
Purchase the Shares at the First Tranche Closing.  The obligation hereunder of
------------------------------------------------
each Purchaser to acquire and pay for the Preferred Shares and the Warrants is subject to the satisfaction or waiver, at or before the First Tranche Closing, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion.

          (a)    Accuracy of the Company's Representations and Warranties.  Each
                 --------------------------------------------------------
of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the First Tranche Closing as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

          (b)    Performance by the Company.  The Company shall have performed,
                 --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Tranche Closing.

          (c)  No Suspension, Etc.  From the date hereof to the First Tranche
               ------------------
Closing Date, trading in the Company's Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the First Tranche Closing), and, at any time prior to the First Tranche Closing, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Preferred Shares.

          (d)  No Injunction. No statute, rule, regulation, executive order,
               -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e)  No Proceedings or Litigation. No action, suit or proceeding
               ----------------------------
before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f)  Certificate of Designation of Rights and Preferences. Prior to
               ----------------------------------------------------
the First Tranche Closing, the Certificate of Designation in the form of Exhibit C attached hereto shall have been filed with the Secretary of State of Delaware.

          (g)  Opinion of Counsel, Etc. At the First Tranche Closing, the Escrow
               -----------------------
Agent on behalf of each Purchaser shall have received an opinion of counsel to the Company, dated the date of the First Tranche Closing, in the form of Exhibit G hereto, and such other certificates and documents as such Purchaser or its counsel shall reasonably require incident to the First Tranche Closing.

          (h)  Registration Rights Agreement. Prior to the First Tranche
               -----------------------------
Closing, the Company shall have executed and delivered the Registration Rights Agreement to the Escrow Agent on behalf of each Purchaser.

          (i)  Preferred Stock Certificates. The Company shall have executed
               ----------------------------
and delivered to the Escrow Agent on behalf of each Purchaser, the stock certificates (in such denominations as such Purchaser shall request) for the Preferred Shares being purchased by such Purchaser at the First Tranche Closing.

          (j)    Resolutions. Prior to the First Tranche Closing, the Board of
                 -----------
Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) above in a form reasonably acceptable to each Purchaser (the "Resolutions").

          (k)    Reservation of Shares. As of the First Tranche Closing Date,
                 ---------------------
the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to at least 1,100,000 shares of Common Stock which would be issuable upon conversion of the Preferred Stock and upon exercise of the Warrants following the First Tranche Closing (after giving effect to the Preferred Shares and Warrants to be issued on such Closing Date and assuming all such Preferred Shares and Warrants were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

          (l)    Transfer Agent Instructions. Prior to the First Tranche
                 ---------------------------
Closing, the Irrevocable Transfer Agent Instructions, in the form of Exhibit F attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (m)    Secretary's Certificate. At the First Tranche Closing, the
                 -----------------------
Company shall have delivered to the Escrow Agent on behalf of each Purchaser a secretary's certificate, dated as of the First Tranche Closing Date, as to (i) the Resolutions, (ii) the Articles, (iii) the Bylaws, (iv) the Certificate of Designation, each as in effect at the First Tranche Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

          (n)    Escrow Agreement. Prior to the First Tranche Closing, the
                 ----------------
Company shall have executed and delivered the Escrow Agreement to the Escrow Agent on behalf of each Purchaser.

          (o)    Officer's Certificate. At the First Tranche Closing, the
                 ---------------------
Company shall have delivered to such Purchaser a certificate of an executive officer of the Company, dated as of the First Tranche Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of such Closing Date.

     Section 4.4 Conditions Precedent to the Obligation of the Purchasers to
                 -----------------------------------------------------------
Purchase the Shares at the Second Tranche Closing. The obligation hereunder of
-------------------------------------------------
each Purchaser to acquire and pay for the Preferred Shares and the Warrants is subject to the satisfaction or waiver, at or before the Second Tranche Closing, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion.

          (a)    Accuracy of the Company's Representations and Warranties. Each
                 --------------------------------------------------------
of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Second Tranche Closing as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

          (b)  Performance by the Company. The Company shall have performed,
               --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Tranche Closing.

          (c)  No Suspension, Etc. From the date hereof to the Second Tranche
               ------------------
Closing Date, trading in the Company's Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Second Tranche Closing), and, at any time prior to the Second Tranche Closing, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Preferred Shares.

          (d)  No Injunction. No statute, rule, regulation, executive order,
               -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e)  No Proceedings or Litigation. No action, suit or proceeding
               ----------------------------
before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f)  Opinion of Counsel, Etc. At the Second Tranche Closing, the
               -----------------------
Escrow Agent on behalf of each Purchaser shall have received an opinion of counsel to the Company, dated the date of each Closing, in the form of Exhibit G hereto, and such other certificates and documents as such Purchaser or its counsel shall reasonably require incident to the Second Tranche Closing.

          (g)  Preferred Stock Certificates. The Company shall have executed
               ----------------------------
and delivered to the Escrow Agent on behalf of each Purchaser, the stock certificates (in such denominations as such Purchaser shall request) for the Preferred Shares being purchased by such Purchaser at the Second Tranche Closing.

          (h)  Resolutions.  Prior to the Second Tranche Closing, the Board of
               -----------
Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) above in a form reasonably acceptable to each Purchaser (the "Resolutions").

          (i)  Reservation of Shares.  As of the Second Tranche Closing Date,
               ---------------------
the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to at least 1,650,000 shares of Common Stock which would be issuable upon conversion of the Preferred Stock and upon exercise of the Warrants following the Second Tranche Closing (after giving effect to the Preferred Shares and Warrants to be issued on such Closing Date and assuming all such Preferred Shares and Warrants were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

          (j)     Secretary's Certificate. At the Second Tranche Closing, the
                  -----------------------
Company shall have delivered to the Escrow Agent on behalf of each Purchaser a secretary's certificate, dated as of the Second Tranche Closing Date, as to (i) the Resolutions, (ii) the Articles, (iii) the Bylaws, (iv) the Certificate of Designation, each as in effect at the Second Tranche Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

          (k)     Officer's Certificate.  At the Second Tranche Closing, the
                  ---------------------
Company shall have delivered to such Purchaser a certificate of an executive officer of the Company, dated as of the Second Tranche Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Second Tranche Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.3 as of such Closing Date.

          (l)     Registration Statement. Prior to the Second Tranche Closing,
                  ----------------------
the Company shall have filed the Registration Statement after receipt by the Company of the Purchaser Closing Notice from each Purchaser.

                                   ARTICLE V

                              Registration Rights

     At the First Tranche Closing Date, the Company and the First Tranche Purchasers shall enter into a Registration Rights Agreement in the form attached hereto as Exhibit E (the "Registration Rights Agreement") and at the Second Tranche Closing Date, if applicable, the Second Tranche Purchasers shall duly execute and delivery to the Company counterparts to the Registration Rights Agreement.


                                  ARTICLE VI

                           Stock Certificate Legend

     Section 6.1  Legend. Each certificate representing the Shares and the
                  ------
Warrants, and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

     THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR NET VALUE HOLDINGS, INC. (THE"COMPANY") SHALL HAVE RECEIVED AN OPINION, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, OF COUNSEL, WHO IS REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     The Company agrees to reissue certificates representing the Shares or the Warrants, without the legend set forth above if at such time, prior to making any transfer of any Shares or, the Warrants such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request and such holder otherwise complies with the terms of the Transaction Documents. The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Shares or Warrants upon which it is stamped if, unless otherwise required by state securities laws, (a) the sale of such Shares or Warrants is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a sale or transfer of such Shares or Warrants may be made without registration under the Securities Act; or (c) such holder provides the Company with reasonable assurances that such Shares or Warrants can be sold under Rule 144(k). Each Purchaser agrees to sell all Shares or Warrants, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement, under an exemption from the registration requirements of the Securities Act or in accordance with Rule 144(k). In the event the above legend is removed from any Shares or Warrants and the effectiveness of a registration statement covering such Shares or Warrants is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to such Purchaser the Company may require that the above legend be placed on any such Shares or Warrants that cannot then be sold pursuant to an effective registration statement, under an exemption from the registration requirements of the Securities Act or under Rule 144(k) and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Shares or Warrants may again be sold pursuant to an effective registration statement, under an exemption from the registration requirements of the Securities Act or under Rule 144(k). The restrictions on transfer contained in
Section 6.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

                                  ARTICLE VII

                                  Termination

     Section 7.1    Termination by Mutual Consent. This Agreement may be
                    -----------------------------
terminated at any time prior to the First Tranche Closing by the mutual written consent of the Company and the Purchasers.

     Section 7.2    Other Termination .  This Agreement may be terminated by the
                    -----------------
action of the Board of Directors of the Company or by any one or more of the Purchasers at any time if the First Tranche Closing shall not have been consummated by the First Tranche Closing Date, as long as the failure to so consummate is not the fault of the terminating party.

     Section 7.3    Termination of Second Tranche Closing. If the Second
                    -------------------------------------
Tranche Closing has not occurred on or prior to the Second Tranche Closing Date, those sections and provisions relating to the Second Tranche Closing in this Agreement may be terminated by the action of the Board of Directors of the Company or by any one or more of the Second Tranche Purchasers as long as the failure to so consummate is not the fault of the terminating party.

     Section 7.4    Effect of Termination. In the event of termination by the
                    ---------------------
Company or any one or more of the Purchasers of this Agreement or any part hereof, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement and the Registration Rights Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 7.1 or 7.2 herein, this Agreement shall become void and of no further force and effect, except for Sections 9.1 and 9.2, and Article VIII herein. Nothing in this Section 7.4 shall be deemed to release the Company or any Purchaser from any liability for any breach under this Agreement or the Registration Rights Agreement, or to impair the rights of the Company and the Purchasers to compel specific performance by the other party of its obligations under this Agreement and the Registration Rights Agreement.


                                 ARTICLE VIII

                                Indemnification

     Section 8.1    General Indemnity. The Company agrees to indemnify and hold
                    -----------------
harmless the Purchasers (and its respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorney's fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein.

     Section 8.2    Indemnification Procedure.  Any party entitled to
                    -------------------------
indemnification under this Article VIII (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VIII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VIII to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.


                                  ARTICLE IX

                                 Miscellaneous

     Section 9.1    Fees and Expenses. Each party shall pay the fees and
                    -----------------
expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall allocate $25,000, at the First Tranche Closing, from the aggregate Purchase Prices, to pay for all attorneys fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement, the Registration Rights Agreement and the transaction contemplated hereunder. In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with Second Tranche Closing, if applicable, and any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents requested by the Company, or incurred in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys fees and expenses. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Preferred Shares pursuant hereto.

     Section 9.2    Specific Enforcement, Consent to Jurisdiction .
                    ---------------------------------------------

               (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Registration Rights Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Registration Rights Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

               (b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Registration Rights Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.2 shall affect or limit any right to serve process in any other manner permitted by law.

     Section 9.3    Entire Agreement; Amendment. This Agreement contains the
                    ---------------------------
entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents or the Certificate of Designation, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificate of Designation unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.

     Section 9.4    Notices.  Any notice, demand, request, waiver or other
                    -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:               Andrew P. Panzo, President and CEO
                                 Net Value Holdings, Inc.
                                 Two Penn Center Plaza, Suite 605
                                 Philadelphia, PA 19102
                                 Tel: (215) 564-9190
                                 Fax: (215) 564-3133

with copies to:                  Michael C. Foreman, Esq.
                                 Klehr, Harrison, Harvey, Branzburg & Ellers LLP
                                 260 South Broad St.
                                 Philadelphia, PA 19102
                                 Tel: (215) 568-6060
                                 Fax: (215) 568-6603

If to any Purchaser:             At the address of such Purchaser set forth on
                                 Exhibit A to this Agreement, with copies as specified in writing by such Purchaser with copies to:


                                 Christopher S. Auguste, Esq.
                                 Parker Chapin Flattau & Klimpl, LLP
                                 1211 Avenue of the Americas
                                 New York, New York 10036
                                 Telephone Number: (212) 704-6000
                                 Fax: (212) 704-6288

     Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

     Section 9.5    Waivers.  No waiver by either party of any default with
                    -------
respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 9.6    Headings.  The article, section and subsection headings in
                    --------
this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     Section 9.7    Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the parties and their successors and assigns. A Purchaser may only assign his rights hereunder if the entity to be assigned such rights has provided assurances to the Company reasonably satisfactory to the Company that such entity can comply with the representations and warranties set forth in Section 2.2 of this Agreement. After the First Tranche Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. At or prior to the Second Tranche Closing, if applicable, each of the Second Tranche Purchasers shall have duly executed and delivered to the Company a counterpart to this Agreement.

     Section 9.8    No Third Party Beneficiaries.  This Agreement is intended
                    ----------------------------
for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 9.9    Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.

     Section 9.10   Survival.  The representations and warranties of the Company
                    --------
 and the Purchasers contained in Sections 2.1(o) and (s) should survive indefinitely and those contained in Article II, with the exception of Sections 2.1(o) and (s), shall survive the execution and delivery hereof and the Closings until the date two years from the later of the (i) First Tranche Closing Date and (ii) Second Tranche Closing Date, if applicable, and the agreements and covenants set forth in Articles I, III, V, VII, VIII and IX of this Agreement shall survive the execution and delivery hereof and the Closings hereunder until the Purchasers in the aggregate beneficially own (determined in accordance with Rule 13d-3 under the Exchange Act) less than 2% of the total combined voting power of all voting securities then outstanding, provided, that Sections 3.1, 3.2, 3.4, 3.5, 3.7, 3.8, 3.9, 3.10 and 3.12 shall not expire until the
Registration Statement required by Section 2 of the Registration Rights Agreement is no longer required to be effective under the terms and conditions of Registration Rights Agreement.

     Section 9.11   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other parties within five days of the execution and delivery hereof.

     Section 9.12.  Publicity.  The Company agrees that it will not disclose,
                    ---------
and will not include in any public announcement, the name of the Purchasers, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     Section 9.13   Severability.  The provisions of this Agreement, the
                    ------------
Certificate of Designation and the Registration Rights Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement, the Certificate of Designation or the Registration Rights Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, the Certificate of Designation or the Registration Rights Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

     Section 9.14   Further Assurances.  From and after the date of this
                    ------------------
Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, the Certificate Designation, and the Registration Rights Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorize officer as of the date first above written.



                                   NET VALUE HOLDINGS, INC.



                                   By:_____________________________________
                                      Name:
                                      Title:

                                   PURCHASERS:

                                   TONGA PARTNERS, L.P.


                                   By:_____________________________________
                                      Name:  J. Carlo Cannell
                                      Title:

                                   Address:   c/o Cannell Capital Management
                                              600 California Street, Floor 14
                                              San Francisco, CA 94108
                                              Attn: J. Carlo Cannell
                                              Tel: (415) 835-8300
                                              Fax: (415) 835-8312


                                   PLEIADES INVESTMENT PARTNERS, L.P.


                                   By:_____________________________________
                                      Name:  Ken Rowles
                                      Title:

                                   Address:   600 West Chester Pike
                                              Newtown Square, PA 19074
                                              Attn: Ken Rowles
                                              Tel: (610) 640-2327, ext. 3018
                                              Fax: (610) 640-0401



                                   YEOMAN VENTURES LIMITED (BVI)

                                   By:_____________________________________
                                      Name:  Giora Lavie
                                      Title:

                                   Address:   P.O. Box 146
                                              Road Town, Tartola
                                              British Virgin Islands
                                              Attn:  Giora Lavie
                                              Fax: 011-9723-544-1870


                                   LIGHTLINE LIMITED (BVI)


                                   By:_____________________________________
                                      Name:  Giora Lavie
                                      Title:

                                   Address:   P.O. Box 146
                                              Road Town, Tartola
                                              British Virgin Islands
                                              Attn: Giora Lavie
                                              Fax: 011-9723-544-1870

                                EXHIBIT A TO THE
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          FOR NET VALUE HOLDINGS, INC.

                             First Tranche Closing
                             ---------------------

Name and Address                   Number of Preferred
of Purchaser                       Shares Purchased     Purchase Price    Issuance Date
------------                       ----------------     --------------    -------------
Tonga Partners, L.P.                      1,500           $1,500,000    September 17, 1999
c/o Cannell Capital Management
600 California Street, Floor 14
San Francisco, CA 94108
Attn: J. Carlo Cannell
Tel: 415-835-8300
Fax: 415-835-8312

Yeoman Ventures Limited (BVI)               250           $  250,000    September 17, 1999
P.O. Box 146
Road Town, Tartola
British Virgin Islands
Attn: Giora Lavie
Fax: 011-9723-544-1870

Lightline Limited BVI                       250           $  250,000    September 17, 1999
P.O. Box 146
Road Town Tartola
British Virgin Islands
Attn: Giora Lavie
Fax: 011-9723-544-1870

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